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                                                                    EXHIBIT 24.1

                   POWER OF ATTORNEY OF DIRECTORS AND OFFICERS

         KNOW ALL MEN BY THESE PRESENTS, that Cohesant Technologies Inc., a Delaware corporation, and each of the undersigned Directors and/or officers of Cohesant Technologies Inc. hereby constitutes and appoints Morris H. Wheeler, Robert W. Pawlak, Michael A. Ellis and Deborah A. Weisman, and each of them, their attorneys-in-fact and agents, with full power of substitution and resubstitution, for and on behalf of Cohesant Technologies Inc. and the undersigned Directors and/or officers of Cohesant Technologies Inc. and each of such directors and/or officers, to execute the Cohesant Technologies Inc.'s Registration Statement on Form S-8 relating to the Common Shares to be issued under the Cohesant Technologies Inc. 1994 Employee Stock Option Plan and any and all documents and post-effective amendments thereto and to file the same, with Exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorneys-in-fact and agents or their substitutes may do or cause to be done by virtue hereof.

         This Power of Attorney of Cohesant Technologies Inc. and the Directors and/or officers of Cohesant Technologies Inc. may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

         IN WITNESS WHEREOF, this Power of Attorney has been signed this 26th day of March, 2002.

                                         COHESANT TECHNOLOGIES INC.

                                         By: /s/ Morris H. Wheeler
                                             -----------------------------------
                                         Morris H. Wheeler, President and Chief
                                         Executive Officer
DIRECTORS AND OFFICERS:

/s/ Morton A. Cohen                   /s/ Dwight D. Goodman
---------------------------------     ------------------------------------------
Morton A. Cohen, Director             Dwight D. Goodman, Chairman of the Board

/s/ Michael L. Boeckman               /s/ Morris H. Wheeler
---------------------------------     ------------------------------------------
Michael L. Boeckman, Director         Morris H. Wheeler, President, Chief
                                      Executive Officer and Director

/s/ Richard L. Immerman               /s/ Robert W. Pawlak
---------------------------------     ------------------------------------------
Richard L. Immerman, Director         Robert W. Pawlak, Vice President - Finance
                                      and Chief Financial Officer